Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DEFSEC Technologies Inc. (formerly KWESST Micro Systems Inc.) (the “Company”) on Form 20-F for the period ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jennifer Welsh, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 29, 2025	/s/ Jennifer Welsh
Jennifer Welsh
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to DEFSEC Technologies Inc. and will be retained by DEFSEC Technologies Inc. and furnished to the Securities and Exchange Commission or its staff upon request.